UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2006

SOURCE PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51241
(Commission File Number)

98-0443283
(IRS Employer Identification No.)

Suite 620, 304 - 8th Avenue, S.W., Calgary, Alberta T2P 1C1 Canada

(Address of principal executive offices and Zip Code)

403.444.2893 x 223
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 6, 2006, we entered into an employment agreement with Hussein Charanek to act as our president, chief executive officer, chief financial officer and as a director. The agreement is of an indeterminate duration. Mr. Charanek may receive bonuses at the discretion of the Board of Directors.

Additionally, on September 22, 2006, we entered into an employment agreement with Tarik G. Elsaghir to act as a director. The agreement is of an indeterminate duration. Mr. Elsaghir may receive bonuses at the discretion of the Board of Directors.

Item 9.01. Financial Statements and Exhibits

10.1 Form of Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE PETROLEUM INC.

By: /s/ Hussein Charanek
Hussein Charanek
President, Chief Executive Officer and Director
Date: December 6, 2006